Exhibit 99.2

Monthly Operating Report

CASE NAME:	Pilgrim’s Pride Corporation	ACCRUAL BASIS

CASE NUMBER:	08-45664

JUDGE: LYNN

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTHLY PERIOD:        October 25, 2009 to November 28, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ William Snyder	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

William Snyder	December 9, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Gary D. Tucker	Senior Vice President Corporate Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Gary D. Tucker	December 9, 2009
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	General Notes

CASE NUMBER: 08-45664

MONTH:	10/25/09 to 11/28/09

General Notes

1-1	The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1-2

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

•   The financial statements are unaudited and will not be subject to audit or review by the Company’s external auditors at any time in the future and are subject to change.

•   The MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

•   Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

•   The MOR does not include explanatory footnotes such as disclosures required under GAAP.

•   The MOR is not presented in a GAAP-based SEC reporting format.

1-3	The monthly period ends on November 28, 2009 to correspond with Pilgrim’s Pride Corporation’s fiscal month end.

1-4

This MOR has been filed on a consolidated basis for Pilgrim’s Pride Corporation, Case No. 08-45664, PFS Distribution Company, Case No. 08-45661, PPC Transportation Company, Case No. 08-45665, To-Ricos, Ltd., Case No. 08-45669, To-Ricos Distribution, Ltd., Case No. 08-45670, Pilgrim’s Pride Corporation of West Virginia, Inc., Case No. 08-45673, and PPC Marketing, Ltd., Case No. 08-45676 (collectively, the “Debtors”). The Debtors use a centralized cash management system. See the Cash Management Order entered 12/03/08 for a full description of the Debtors’ cash management system.

On December 1, 2008 (the “Petition Date”), the Debtors each filed a voluntary petition with the Bankruptcy Court for reorganization relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”). The cases were consolidated for procedural purposes only under Case No. 08-45664.

For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include financial information for all subsidiaries and affiliates (including the Debtors, the “Company”). Separate Schedules and Statements were filed for each of the Debtors on January 26, 2009; however, all amounts shown in the “schedule amounts” column remain subject to change. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records. For purposes of this MOR, however, the financial statements are presented as consolidated.

1-5	The value of the assets listed on Schedule A for each debtor was based on an appraisal, if available, or book value if an appraisal was not available. However, for purposes of the balance sheet, the book values were used. Therefore, there is an adjustment in the real property values listed between “schedule amount” and the balance sheet amount.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS-1

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	24-Oct-09	28-Nov-09	27-Dec-09
ASSETS
1	UNRESTRICTED CASH	$21,544,687	$224,882,684	$225,457,026
2	RESTRICTED CASH
3	TOTAL CASH[1]	$21,544,687	$224,882,684	$225,457,026

4	ACCOUNTS RECEIVABLE	$311,847,778	$267,966,796	$241,569,683
5	INTERCOMPANY ACCOUNTS RECEIVABLE[2]		$32,708,082	$34,049,681
6	INVENTORY	$777,704,878	$677,817,662	$685,179,271
7	NOTES RECEIVABLE
8	PREPAID EXPENSES	$10,327,765	$12,327,840	$7,541,567
9	OTHER (ATTACH LIST)
10	TOTAL CURRENT ASSETS	$1,121,425,108	$1,215,703,064	$1,193,797,228

11	PROPERTY, PLANT & EQUIPMENT	$617,749,290	$1,309,204,540	$1,312,632,457
12	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$808,648,928	$823,900,085
13	NET PROPERTY, PLANT & EQUIPMENT	$617,749,290	$500,555,612	$488,732,372

14	DUE FROM INSIDERS
15	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
16	OTHER (ATTACH LIST)	$1,158,613,500	$1,158,606,909	$1,212,023,635
17	TOTAL ASSETS	$2,897,787,898	$2,874,865,584	$2,894,553,235

POSTPETITION LIABILITIES
18	ACCRUED EXPENSES[3]
19	TAXES PAYABLE		$22,888,386	$27,478,650
20	NOTES PAYABLE (DIP FINANCING)		$0	$0
21	PROFESSIONAL FEES (ACCRUED EST)		$10,490,000	$7,880,000
22	SECURED DEBT (ACCRUED INT)		$27,956,854	$34,568,853
23	OTHER (ATTACH LIST)		$136,550,635	$126,546,711
24	TOTAL POSTPETITION LIABILITIES		$197,885,876	$196,474,215

PREPETITION LIABILITIES
25	SECURED DEBT[4]	$1,437,193,843	$1,363,669,194	$1,394,969,194
26	PRIORITY DEBT[5]	$6,780,266	$283,775	$283,775
27	UNSECURED DEBT[5]	$922,357,077	$830,456,016	$831,266,926
28	OTHER (ATTACH LIST)[6]		$565,559,144	$572,900,785
29	TOTAL PREPETITION LIABILITIES	$2,366,331,186	$2,759,968,129	$2,799,420,680

30	TOTAL LIABILITIES	$2,366,331,186	$2,957,854,005	$2,995,894,895

EQUITY
31	PREPETITION OWNERS’ EQUITY[7]	$531,456,712	$531,687,077	$531,687,077
32	POSTPETITION CUMULATIVE PROFIT OR (LOSS)[8]		$(10,796,069)	$(28,640,147)
33	DIRECT CHARGES TO EQUITY[9]		$(603,879,428)	$(604,388,589)
34	TOTAL EQUITY	$531,456,712	$(82,988,420)	$(101,341,660)

35	TOTAL LIABILITIES & OWNERS’ EQUITY	$2,897,787,898	$2,874,865,584	$2,894,553,235

Footnotes:

1.	Total Cash is based on the unaudited balance sheet for the debtor entities. Amount will not tie to ending cash presented in Accrual Basis-3, see footnote 1 on Accrual Basis-3 for explanation.
2.	Schedule amounts do not include Intercompany Accounts Receivable.
3.	See Line Item 28 and Accrual Basis-1 Attachment for accrued expenses.
4.	The Schedule Amount includes Letters of Credit which are not included on the balance sheet and have been removed for presentation in the MOR. Prepetition secured debt increased due to draws on various letters of credit, which increased the BMO prepetition revolver.
5.	Pursuant to various “first day” orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made.
6.	Other prepetition liabilities include accruals from pre- and post-petition periods.
7.	Scheduled Amount adjusted to reflect amendments to the schedules.
8.	Includes prior period and quarterly adjustments, which may have occurred subsequent to the filing of previous monthly operating reports.
9.	The Direct Charges to Equity is an adjustment for liabilities and assets (accrued expenses, intercompany accounts payable, and others) not reflected in the prepetition scheduled amounts.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS-1
CASE NUMBER: 08-45664 (JOINTLY ADMINISTERED)	Attachment

		SCHEDULE AMOUNT	November 28, 2009

8	Prepaid Expenses
	Prepaid Insurance	475,615	4,010,720
	Prepaid Commodity Futures	1,664,158	3,571
	Prepaid Legal Services	5,491,523	459,039
	Prepaid - Other	2,068,363	913,439
	Security Deposits	628,107	2,154,799

	Total Prepaid Expenses	10,327,765	7,541,567

16	Other Assets
	Real Property Assets (See General Note 1-5)	748,045,207	786,141,133
	Equipment Sold: Awaiting Sale Proceeds	2,147,191	0
	Income Taxes Receivable	16,240,997	16,109,696
	Interests in Insurance Policies	7,703,508	0
	Interests in Pension/Profit Sharing Plans	20,081,572	21,183,958
	Stock and Interests in Businesses	181,753,661	179,252,614
	Property Investment	3,252,736	3,252,736
	Investment in Loan Costs	23,021,185	21,124,956
	Assets Held for Sale	17,457,627	1,278,038
	Deferred Tax Asset	13,919,980	(22,808,893)
	Buildings/Equipment under Construction	59,335,632	86,702,249
	General Intangibles	65,654,205	55,470,819
	Utility Deposits		14,681,331
	Other Assets		49,635,000

	Total Other Assets	1,158,613,500	1,212,023,635

23	Other Postpetition Liabilities
	Estimated Postpetition Accounts Payable		126,546,711

	Total Postpetition Liabilities		126,546,711

28	Other Prepetition Liabilities
	Accrued Expenses (Includes Prepetition and Postpetition)		274,701,073
	Deferred Federal Income Taxes		13,029,415
	Other Income Tax		25,119,250
	Accrued PPC Pension		6,321,898
	Accrued Sal-Retirement/Pension		66,973,422
	Minority Interest		694,796
	Unfavorable Lease Contract		866,134
	Deferred Intercompany Gain		155,000,000
	Miscellaneous - Other		30,194,796

	Total Other Prepetition Liabilities		572,900,785

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS-1

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

INCOME STATEMENT1

		24-Oct-09	28-Nov-09	27-Dec-09	QUARTER TOTAL
REVENUES
1	GROSS REVENUE	$468,558,279	$551,167,926		$1,019,726,205
2	LESS: RETURNS & DISCOUNTS	$8,610,912	$8,721,694		$17,332,606
3	NET REVENUE	$459,947,367	$542,446,232		$1,002,393,599
COST OF GOODS SOLD
4	COST OF GOODS SOLD	$430,752,269	$509,734,619		$940,486,888
5	TOTAL COST OF GOODS SOLD	$430,752,269	$509,734,619		$940,486,888

6	GROSS PROFIT	$29,195,098	$32,711,613		$61,906,711
OPERATING EXPENSES
7	OFFICER / INSIDER COMPENSATION	$512,757	$661,009		$1,173,766
8	GENERAL & ADMINISTRATIVE	$21,796,677	$28,446,523		$50,243,200
9	OTHER	$12,318	$(52,982)		$(40,664)

10	TOTAL OPERATING EXPENSES	$22,321,753	$29,054,550		$51,376,302

11	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$6,873,345	$3,657,063		$10,530,409
OTHER INCOME & EXPENSES
12	FINANCING EXPENSES	$12,016,042	$13,302,809		$25,318,851
13	OTHER	$667,232	$810,756		$1,477,988
REORGANIZATION EXPENSES
14	PROFESSIONAL FEES	$4,625,000	$4,495,750		$9,120,750
15	U.S. TRUSTEE FEES	$0	$129,250		$129,250
16	OTHER REORGANIZATION ITEMS[2]	$2,625,979	$633,304		$3,259,283
17	TOTAL REORGANIZATION EXPENSES	$7,250,979	$5,258,304		$12,509,283

18	INCOME TAX	$10,745	$11,265		$22,010

19	NET PROFIT (LOSS)	$(13,071,654)	$(15,726,070)		$(28,797,724)

Footnotes:

1.	The Income Statement includes debtor entities only.
2.	Other Reorganization Items include severance and other miscellaneous items.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS-3

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

CASH RECEIPTS AND DISBURSEMENTS[1]		24-Oct-09	28-Nov-09	27-Dec-09	QUARTER TOTAL
1	CASH - BEGINNING OF MONTH[2]	$201,960,991	$235,221,382		$201,960,991
RECEIPTS FROM OPERATIONS
2	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3	TOTAL OPERATING RECEIPTS	$478,357,180	$570,902,600		$1,049,259,780
	NON - OPERATING RECEIPTS
4	LOANS & ADVANCES	$0	$0		$0
5	OTHER[3]	$3,661,000	$5,071,632		$8,732,632
6	TOTAL NON-OPERATING RECEIPTS	$3,661,000	$5,071,632		$8,732,632

7	TOTAL RECEIPTS	$482,018,180	$575,974,232		$1,057,992,412

8	TOTAL CASH AVAILABLE	$683,979,171	$811,195,614		$1,259,953,403
OPERATING DISBURSEMENTS
9	CUSTOMER PROGRAMS	$8,304,572	$6,555,267		$14,859,839
10	GROWING AND FEEDING[4]	$195,519,166	$235,053,967		$430,573,133
11	CONTRACTORS, REPAIR AND MAINTENANCE	$15,852,204	$20,510,102		$36,362,307
12	FLEET AND FREIGHT	$27,017,348	$34,043,123		$61,060,472
13	GENERAL INSURANCE[5]	$3,289,021	$6,134,300		$9,423,321
14	LEASES/RENTALS	$2,906,093	$5,158,066		$8,064,159
15	MEAT/FOOD	$14,416,569	$19,155,513		$33,572,083
16	PACKAGING/INGREDIENTS	$36,992,879	$45,957,137		$82,950,016
18	GROSS PAYROLL[6]	$97,557,647	$121,391,860		$218,949,507
20	UTILITIES	$15,345,916	$17,853,036		$33,198,951
21	OTHER	$27,494,565	$29,361,198		$56,855,763
22	CAPITAL EXPENDITURE	$5,416,147	$13,250,989		$18,667,136
23	TOTAL OPERATING DISBURSEMENTS	$450,112,127	$554,424,559		$1,004,536,686
REORGANIZATION EXPENSES
23	PROFESSIONAL FEES	$4,365,162	$5,027,420		$9,392,582
24	U.S. TRUSTEE FEES	$0	$129,250		$129,250
25	OTHER REORGANIZATION[7]	$14,898,920	$4,209,308		$19,108,228
26	TOTAL REORGANIZATION EXPENSES	$19,264,082	$9,365,978		$28,630,060

27	TOTAL DISBURSEMENTS	$469,376,209	$563,790,537		$1,033,166,746

28	NET CASH FLOW	$12,641,971	$12,183,695		$24,825,666

29	CHANGES IN CASH MANAGEMENT OBLIGATIONS[8]	$20,618,420	$(13,066,720)		$7,551,700

30	CASH - END OF MONTH[2]	$235,221,382	$234,338,357		$234,338,357

Footnotes:

1.	Cash Receipts and Disbursements represent consolidated U.S. Operations of Pilgrim’s Pride Corporation, which includes debtor and non-debtor entities.
2.	Beginning and ending cash balances are based on the unaudited balance sheet for U.S. Operations of Pilgrim’s Pride Corporation.
3.	Other receipts include $1 million related to non-core asset sale, $1.5 million related to a legal settlement and $2.6 million for insurance recovery reimbursement.
4.	Growing and Feeding disbursements include: grain/feed ingredients, live op/pullets and grower pay.
5.	Insurance disbursements reflect general liability, workers’ compensation and auto liability insurance.
6.	Gross payroll includes net payroll, payroll taxes, unemployment taxes, garnishment and medical claim payment.
7.	Other reorganization disbursements in Fiscal Month November 2009 include:

- DIP unused facility fee = $151k

- Adequate protection payment to CoBank = $1.5 million

- Adequate protection payment to BMO = $18K

- Grower settlement = $2.5 million

8.	Changes in cash management obligations reflect accrual basis cash flow statement adjustments.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	Disbursements by Debtor

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

Disbursement by Debtor 1, 2

Debtor	Case Number	24-Oct-09	28-Nov-09	27-Dec-09	Quarter Total
Pilgrim’s Pride Corporation	08-45664	436,907,269	520,228,890		957,136,159
PPC Marketing, Ltd.	08-45676	200,434	469,088		669,522
PFS Distribution Company	08-45661	7,948,044	11,075,627		19,023,671
To-Ricos, Ltd.	08-45669	3,352,680	3,675,793		7,028,473
PPC of West Virginia, Inc.	08-45673	14,385,485	19,249,216		33,634,701
PPC Transportation Company	08-45665	5,316,599	7,452,382		12,768,981
To-Ricos Distribution, Ltd.	08-45670	608,626	751,300		1,359,926

		468,719,137	562,902,296		1,031,621,433

Footnotes:

1.	Pilgrim’s Pride’s Cash Management system disburses payments on a consolidated level (see Court order authorizing continued use of the existing centralized cash management system entered on December 3, 2008). In order to calculate the amount of disbursements made by each debtor, the payments applied through accounts payable were calculated for each debtor. In addition, payments that were not issued through accounts payable were added for each company, such as: payroll, wires, and other disbursements. Miscellaneous other disbursements were allocated on a percentage basis among the debtors.
2.	Total Disbursements will not tie to the amount presented on Accrual Basis-3 because this schedule only includes debtor entities (see footnote 1 on Accrual Basis-3).

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation		ACCRUAL BASIS-4

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

TRADE ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	24-Oct-09	28-Nov-09	27-Dec-09
1. 0-30		$268,374,846	$242,577,530
2. 31-60		$4,384,864	$6,054,268
3. 61-90		$1,002,580	$719,229
4. 91+		$2,370,281	$3,083,455

5. TRADE ACCOUNTS RECEIVABLE		$276,132,572	$252,434,482
6. AMOUNT CONSIDERED UNCOLLECTIBLE		$2,881,412	$2,537,724

7. TRADE ACCOUNTS RECEIVABLE (NET)[1]	$311,847,778	$273,251,160	$249,896,757

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	10/25/09 to 11/28/09

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$7,679,811				$7,679,811
2. STATE & LOCAL	$19,798,839				$19,798,839
3 OTHER (ATTACH LIST)	$0				$0

4 TOTAL TAXES PAYABLE	$27,478,650				$27,478,650

5 ACCOUNTS PAYABLE[2]	$126,546,711

STATUS OF POSTPETITION TAXES	MONTH:	10/25/09 to 11/28/09

	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1. WITHHOLDING	$1,231,294	$6,035,835	$(5,045,017)	$2,222,112
2. FICA-EMPLOYEE	$1,417,418	$7,043,100	$(5,806,419)	$2,654,099
3. FICA-EMPLOYER	$1,417,418	$7,043,100	$(5,806,419)	$2,654,099
4. UNEMPLOYMENT	$73,328	$76,173	$0	$149,501
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0

7. TOTAL FEDERAL TAXES	$4,139,457	$20,198,209	$(16,657,854)	$7,679,811

STATE AND LOCAL
8. WITHHOLDING	$1,322,612	$2,324,047	$(2,254,758)	$1,391,902
9. SALES	$597,977	$632,255	$(517,270)	$712,962
10. EXCISE	$6,900	$6,900	$(6,900)	$6,900
11. UNEMPLOYMENT	$141,500	$136,266	$(322)	$277,443
12. REAL PROPERTY	$7,361,103	$830,270	$(593,473)	$7,597,900
13. PERSONAL PROPERTY	$8,609,950	$902,871	$(483,284)	$9,029,537
14. FRANCHISE	$195,666	$39,958	$(33,000)	$202,624
15. INCOME	$513,221	$66,350	$0	$579,571
16 OTHER (ATTACH LIST)	$0	$0	$0	$0
17 TOTAL STATE & LOCAL	$18,748,929	$4,938,917	$(3,889,007)	$19,798,839

16. TOTAL TAXES	$22,888,386	$25,137,126	$(20,546,861)	$27,478,650

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

Footnotes:

1.	Amount will not tie to accounts receivable presented on balance sheet, as only certain trade receivable accounts are aged.
2.	Due to the methodology used in determining the estimated postpetition accounts payable, this amount cannot be aged into the respective aging buckets.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation		ACCRUAL BASIS-5

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	10/25/09 to 11/28/09

BANK RECONCILIATIONS[1]	Account #1	Account #2	Account #3
A. BANK:
B. ACCOUNT NUMBER:				TOTAL
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS[1]
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH

Footnote:

1.	Because of the voluminous nature of the bank and investment account reconciliations, they are not attached to the MOR, but are available upon request from the Debtors.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation		ACCRUAL BASIS-6

CASE NUMBER: 08-45664	MONTH:	10/25/09 to 11/28/09

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Attachment for Insider Payments
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$661,009	$11,240,225

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	ESTIMATED INCURRED & UNPAID *
1.	CRG Partners	2/9/2009		$478,365	$6,346,136	$300,000
2.	Kurtzman Carson Consultants	12/31/2008		$0	$1,879,295	$250,000
3.	Baker & McKenzie	12/31/2008		$1,808,224	$8,611,029	$2,300,000
4.	Weil, Gotshal & Manges LLP	12/31/2008		$459,010	$5,610,559	$1,000,000
5.	Lazard, Freres, & Co. LLC	1/14/2009		$0	$1,573,719	$1,050,000
6.	Alvarez & Marsal	12/3/2008 (DIP Order)		$191,597	$2,017,915	$150,000
7.	FTI Consulting	12/3/2008 (DIP Order)		$20,413	$1,294,463	$75,000
8.	Fullbright & Jaworski	12/3/2008 (DIP Order)		$49,425	$1,148,878	$100,000
9.	Morgan, Lewis & Bockius	12/3/2008 (DIP Order)		$0	$115,114	$10,000
10.	Chapman & Cutler	12/3/2008 (DIP Order)		$0	$739,575	$75,000
11.	Andrews Kurth LLP	1/12/2009		$676,628	$4,311,649	$500,000
12.	Moelis & Company LLC	2/3/2009		$148,612	$1,668,283	$250,000
13.	Campbell, Killian, Brittian & Ray	12/3/2008 (DIP Order)		$0	$63,151	$—
14.	Carrington Coleman	12/3/2008 (DIP Order)		$33,072	$406,135	$75,000
15.	Holland & Hart	12/3/2008 (DIP Order)		$0	$543	$—
16.	OakTree	1/12/2009		$0	$888	$—
17.	Haynes & Boone LLP	12/3/2008 (DIP Order)		$0	$137,878	$5,000
18.	Gardere Wynne Sewell LLP	1/28/2009		$121,413	$254,709	$75,000
19.	Lakeshore Food Advisors	8/19/2009		$0	$125,000	$—
20.	Nancy Rapoport & Committee Fees	4/28/2009		$21,303	$141,052	$25,000
21.	Brown Rudnick LLP	8/31/2009		$737,465	$737,465	$500,000
22.	Kelly Hart & Hallman LLP	8/7/2009		$5,240	$40,628	$50,000
23.	Houlihan, Lokey, Howard, & Zukin Capital, Inc.	10/27/2009		$0	$0	$500,000
24.	Stutzman, Bromberg, Esserman & Plifka	3/25/2009		$7,676	$123,770	$15,000
25.	Mayer Brown LLP	8/11/2009		$0	$737,390	$300,000
26.	Accuval	8/11/2009		$0	$218,942	$—
27.	Integrity Management Services	8/11/2009		$68,977	$237,432	$75,000
28.	Bryan Carrell Appraisal	8/11/2009		$200,000	$200,000	$200,000
29	TOTAL PAYMENTS TO PROFESSIONALS			$5,027,420	$38,741,597	$7,880,000

*	INCLUDE ALL ESTIMATED FEES INCURRED OR ACCRUED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Bank of Montreal - DIP Payment	$150,694	$150,694	$0
2.	CoBank - Adequate Protection payment	$1,527,058	$1,527,058	$0
3.	Bank of Montreal - Adequate Protection payment	$18,260	$18,260	$0
4.	See Leases Payable Attachment	$3,244,547	$3,244,103	$5,472,203
5.
6.	TOTAL	$4,940,559	$4,940,115	$5,472,203

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS - 6
Insider Attachment
CASE NUMBER: 08-45664

INSIDER PAYMENTS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1 Lonnie “Bo” Pilgrim	Grower Pay	$157,510	$1,055,421
Lonnie “Bo” Pilgrim	Lease Payment[1]	$62,500	$750,000
Lonnie “Bo” Pilgrim	Automobile[2]	$0	$35,102
Lonnie “Bo” Pilgrim	Personal Airplane Use[3]	$0	$247
Lonnie “Bo” Pilgrim	Salary & Benefits[4]	$115,466	$1,483,167
2 Lonnie “Ken” Pilgrim	Salary & Benefits[4]	$19,404	$301,396
Lonnie “Ken” Pilgrim	Expense Reimbursement[5]	$356	$13,166
3 Pat Pilgrim	Outside Services	$6,741	$348,880
4 Don Jackson	Salary & Benefits[4]	$115,800	$1,240,738
Don Jackson	Sign-on Bonus	$0	$3,000,000
Don Jackson	Expense Reimbursement[5]	$8,258	$58,577
Don Jackson	Sign-on Stock Grant[6]	$0	$0
5 Rick Cogdill	Salary & Benefits[4]	$61,672	$798,512
Rick Cogdill	Expense Reimbursement[5]	$2,309	$35,852
6 Clint Rivers	Salary & Benefits[4]	$0	$258,268
Clint Rivers	Expense Reimbursement[5]	$0	$651
Clint Rivers	Consulting Fees[7]	$0	$334,000
7 Robert Wright	Salary & Benefits[4]	$0	$216,623
Robert Wright	Expense Reimbursement[5]	$0	$2,339
Robert Wright	Consulting Fees[7]	$0	$150,000
8 Ted Lankford	Salary & Benefits[4]	$10,124	$133,357
Ted Lankford	Expense Reimbursement[5]	$10,870	$17,335
9 James Vetter, Jr.	Director Fees	$9,000	$96,000
10 Vance Miller	Director Fees	$15,000	$146,000
11 Charles Black	Director Fees	$9,000	$92,000
12 Donald Wass	Director Fees	$9,000	$96,000
13 Key Coker	Director Fees	$9,000	$118,000
14 Blake Lovette	Director Fees	$9,000	$114,000
Blake Lovette	Expense Reimbursement[5]	$0	$8,683
15 Linda Chavez	Director Fees	$15,000	$150,000
Linda Chavez	Expense Reimbursement[5]	$0	$6,604
16 Keith Hughes	Director Fees	$15,000	$164,000
Keith Hughes	Expense Reimbursement[5]	$0	$15,309
TOTAL PAYMENTS TO INSIDERS		$661,009	$11,240,225

Footnotes:

1. Lease payable to Pilgrim Poultry Ltd.

2. Non-cash form of compensation included on the W-2. Personal use of company vehicles.

3. Non-cash form of compensation included on the W-2. Personal use of company airplane.

4. Salary & Benefits include salary, benefits, company stock match, company 401(k) match, LTD earnings, and GTL imputed, if any.

5. Expense Reimbursements include travel, meals, lodging, mileage, transportation and other business related expenses.

6. 3,085,656 shares of common stock were granted pursuant to the Bankruptcy Court order, entered on January 27, 2009, authorizing Debtors to enter into employment agreement with Don Jackson. Stock will vest upon completion of conditions set forth in the employment agreement.

7. Consulting fees paid pursuant to the Bankruptcy Court order, entered on March 4, 2009, authorizing debtors to enter into a consulting agreement with Clint Rivers and Robert Wright.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation		ACCRUAL BASIS - 6
Leases Payable Attachment
CASE NUMBER: 08-45664

	MONTH:	10/25/09 to 11/28/09

POSTPETITION STATUS OF LEASES PAYABLE

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION[1]
1 Vernell Havard	$150	$150	$0
2 Pinnacle Towers	$189	$189	$0
3 Ascom Hasler	$218	$218	$0
4 Gilbert C Wilson	$325	$325	$0
5 Vincent and Joella Enna	$960	$960	$0
6 David Robinson	$1,000	$1,000	$0
7 Bill Crawford	$1,000	$1,000	$0
8 Creekside Village	$1,200	$1,200	$0
9 Contractor’s Supplies, Inc.	$1,250	$1,250	$0
10 Birchmore Inc.	$1,400	$1,400	$0
11 Taylor Farms Texas	$1,500	$1,500	$0
12 Patsy Simmons Limited Partnership	$4,113	$4,113	$0
13 Xerox Corporation	$6,433	$6,433	$0
14 Florence Powell	$7,370	$7,370	$0
15 NBS Eastpoint - Alter Group	$9,033	$9,033	$0
16 Avaya	$9,519	$9,519	$19,038
17 Emerito Colon	$12,000	$12,000	$0
18 Natomas Creek LLC	$12,271	$12,271	$0
19 Green Burgdorf	$12,400	$12,400	$0
20 Pelec Central City, LTD	$12,450	$12,450	$0
21 Cronin Company	$13,478	$13,478	$0
22 Belle Haven Realty Co.	$22,246	$22,246	$0
23 Americold	$27,863	$27,863	$0
24 BOKF Equipment Finance	$30,105	$30,105	$0
25 CIT Group	$33,282	$33,282	$66,564
26 Versacold	$32,984	$32,984	$0
27 Equaston Stemmons Place	$39,350	$39,350	$0
28 DL Peterson	$35,146	$35,146	$70,292
29 Bank of the West	$30,832	$30,832	$61,664
30 Pilgrim Poultry Ltd.	$62,500	$62,500	$0
31 Capital One	$72,741	$72,741	$0
32 First Union Commercial	$27,185	$27,185	$54,370
33 GC Properties	$117,141	$117,141	$0
34 Lasalle National Leasing	$0	$0	$0
35 Fifth Third Leasing	$0	$0	$0
36 GE Fleet Services	$219,063	$219,063	$438,126
37 De Lage Laden	$258,015	$258,015	$516,030
38 Farm Credit Leasing	$281,153	$281,153	$562,306
39 Farm Credit Leasing / Lease Plan	$106,182	$106,182	$212,364
40 Bank Trust / Lease Plan	$5,221	$5,221	$10,442
41 Bank of America Leasing / Lease Plan	$172,781	$172,781	$345,562
42 GE Capital / Lease Plan	$0	$0	$0
43 Fifth Third Leasing / Lease Plan	$0	$0	$0
44 Wells Fargo / Lease Plan	$0	$0	$0
45 Lease Plan USA	$80,120	$80,120	$160,241
46 GE Capital	$0	$0	$0
47 Wachovia Financial	$100,981	$100,981	$201,961
48 Bank of America Leasing	$531,563	$531,563	$1,063,126
49 Key Equipment Finance	$553,251	$553,251	$1,106,501
50 RBS Lombard	$227,317	$227,317	$454,633
51 FCS Mid Ameerica	$53,418	$53,418	$106,836
52 PNC Leasing	$9,107	$9,107	$9,107
53 GE Copiers	$6,385	$5,940	$12,325
54 Banc of America Copiers	$357	$357	$714
55 IKON	$0	$0	$0
56 TOTAL	$3,244,547	$3,244,103	$5,472,203

Footnote:

1. Certain lease payments were not made due to the 60 day grace period after the Commencement Date or the Debtors are analyzing whether these leases are secured financings.

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation		ACCRUAL BASIS - 7

CASE NUMBER: 08-45664

	MONTH:	10/25/09 to 11/28/09

QUESTIONNAIRE

		YES	NO

1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X

2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X

3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X

4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X

5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X

6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X

7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES

	PAST DUE?		X

8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X

9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X

10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X

12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.	Pursuant to the order of the Bankruptcy Court entered on October 13, 2009, Pilgrim’s Pride Corporation sold its ownership interest in Valley Rail Service, Inc. as set forth in the purchase agreement. Proceeds from sale were received after closing on November 18, 2009.
4.	Pursuant to various “first day” orders of the Bankruptcy Court, certain payments were made on account of prepetition liabilities.
8.	As of November 28, 2009, the Debtors owed approximately $576,000 in real property taxes. These taxes will be paid on December 14, 2009.
11.	Pursuant to orders of the Bankruptcy Court authorizing payment of prepetition personal and real property taxes, the Debtors remitted certain outstanding prepetition personal and real property taxes to various taxing authorities.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

N/A

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Attachment for Insurance Payments

Monthly Operating Report

CASE NAME: Pilgrim’s Pride Corporation	ACCRUAL BASIS - 7
Insurance Attachment
CASE NUMBER: 08-45664

INSURANCE INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	ANNUAL PREMIUMS
Auto Liability	Mayflower Insurance Company	11/1/09-10	—
Auto Liability	Zurich American Insurance Company	1/1/09-01/01/10	4,843,752.00
Eighth Umbrella Layer	RSUI Indemnity Company	11/01/09-01/01/10	7,000.00
Employment Practices Liability Insurance	Max Bermuda, Ltd.	11/1/09-02/01/11	552,156.30
Excess Blanket Crime	Chartis	11/30/09-02/01/11	105,458.00
Excess D&O	Chartis	11/30/09-11/30/10	208,888.00
Excess D&O	Chubb	11/30/09-11/30/10	142,144.00
Excess D&O	Arch	11/30/09-11/30/10	116,964.00
Excess D&O	CNA	11/30/09-11/30/10	94,500.00
Excess D&O	Travelers	11/30/09-11/30/10	74,655.00
Excess D&O	Liberty Insurance Underwriters, Inc.	11/30/09-11/30/10	64,950.00
Excess D&O	XL Insurance of America, Inc.	11/30/09-11/30/10	135,000.00
Excess D&O	Chartis	11/30/09-11/30/10	63,450.00
Excess D&O	XL Insurance of America, Inc.	11/30/09-11/30/10	54,000.00
Excess D&O	AWAC	11/30/09-11/30/10	67,500.00
Excess D&O	Beazley	11/30/09-11/30/10	45,000.00
Excess Liability Walker Creek	Scottsdale Insurance Company	11/9/09-10	4,406.00
Fifth Umbrella Layer (50%)	Endurance American Insurance Company	11/01/09-01/01/10	14,863.00
Fifth Umbrella Layer (50%)	XL Insurance of America, Inc.	11/01/09-01/01/10	15,030.00
Foreign Commercial GL, AL, WC	AIG WorldSource	11/01/09-01/01/10	11,801.00
Fourth Umbrella Layer (50%)	St. Paul Surplus Lines Insurance Company	11/01/09-01/01/10	18,537.00
Fourth Umbrella Layer (50%)	Zurich American Insurance Company	11/01/09-01/01/10	19,500.00
General Liability	Mayflower Insurance Company	11/1/09-02/01/11	2,960,557.00
General Liability Walker Creek	Century Surety Company	11/9/09-10	3,192.00
ARISE	B&M	11/1/09-10	98,625.00
Ocean Marine Cargo	Indemnity Insurance Company of North America (ACE)	11/1/09-02/01/11	128,142.00
Primary Blanket Crime	Chartis	11/30/09-11/30/10	105,478.00
Primary Fiduciary Liability	St. Paul Mercury Insurance Company - Travelers	11/30/08-12/28/09	3,145.50
Primary Umbrella	Lexington Insurance Company	11/9/09-10	534,400.00
Product Recall	XL Europe Ltd.	11/01/09-10	1,200,000.00
Property	Lloyd’s of London	11/1/09-02/01/11	7,098,996.00
Second Umbrella Layer	Endurance American Insurance Company	11/01/09-01/01/10	73,647.00
Seventh Umbrella Layer	Ohio Casualty Insurance Company	11/01/09-01/01/10	44,162.00
Sixth Umbrella Layer (50%)	Fireman’s Fund Insurance Company	11/01/09-01/01/10	11,708.00
Sixth Umbrella Layer (50%)	Great American Insurance Co. of NY	11/01/09-01/01/10	11,708.00
Special Crime (Kidnap & Ransom)	Liberty Insurance Underwriters, Inc. (PIA)	11/30/09-11/30/12	36,422.00
Third Umbrella Layer	Liberty Insurance Underwriters, Inc.	11/01/09-01/01/10	58,660.00
Wharfinger’s Legal Liability	Indemnity Insurance Company of North America (ACE)	11/1/09-02/01/11	5,000.00
Workers’ Compensation—Arkansas	Mayflower Insurance Company	01/01/09-01/01/10	1,340,030.00
Workers’ Compensation	Mayflower Insurance Company	01/01/09-01/01/10	—
Workers’ Compensation	Zurich American Insurance Company	01/01/09-01/01/10	—